UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LAVA MEDTECH ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LAVA MEDTECH ACQUISITION CORP.

303 Wyman Street, Suite 300

Waltham, MA 02451

NOTICE OF 2023 SPECIAL MEETING

TO BE HELD ON [●], 2023

TO THE STOCKHOLDERS OF LAVA MEDTECH ACQUISITION CORP.:

You are cordially invited to attend the 2023 special meeting (the “special meeting”) of stockholders of LAVA Medtech Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at [●] a.m., Eastern time, on [●], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[●]. At the special meeting, the stockholders will consider and vote upon the following proposals:

Proposal 1	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to eight (8) times for an additional one (1) month each time from April 29, 2023 (i.e., the date that is 18 months from the consummation of its initial public offering (the “IPO”)) to December 29, 2023 (the “Extension” and such date, the “Extended Date”); provided that the Company’s sponsor, LAVA Medtech Sponsor LP (the “Sponsor”) (or its designees) must deposit into the Company’s trust account (the “Trust Account”) an Extension Payment (as defined below) for each one-month extension (we refer to this amendment as the “Charter Amendment”, and we refer to this proposal as the “Charter Amendment Proposal” ).

Proposal 2	A proposal to amend the Company’s investment management trust agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) (the “Trust Agreement”), allowing the Company to extend the Combination Period up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 by depositing into the Trust Account, for each one-month extension, the lesser of (a) $[•] and (b) $[●] for each public share (as defined below) that is not redeemed (each, an “Extension Payment”) (we refer to this amendment as the “Trust Amendment”, and we refer to this proposal as the “Trust Amendment Proposal”).

The proposals are more fully described in the accompanying proxy statement.

This proxy statement is dated [•], 2023, and is first being mailed to stockholders on or about that date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

In the IPO, the Company issued and sold to the public, units comprised of shares of common stock (each of such shares, referred to as a “public share”) and warrants in a private placement to the Sponsor. Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The purpose of the Charter Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”).

The Company’s IPO prospectus and charter provided that the Company initially had until April 29, 2023 (the date which was 18 months after the consummation of the IPO) to complete a Business Combination. The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before April 29, 2023 to complete a Business Combination. The sole purpose of the Charter Amendment is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period from April 29, 2023 (i.e., the date that is 18 months from the consummation of the IPO) up to eight (8) times for an additional one (1) month each time to December 29, 2023 (i.e., the Extended Date). Therefore, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have until up to the Extended Date to consummate a Business Combination. The Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

After consultation with LAVA Medtech Sponsor LP (the “Sponsor”), the Company’s management has reasons to believe that, if both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees) will contribute to the Company for each one-month extension, a contribution equal to the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed (each, a “Contribution”), as a loan for the Company to deposit the fund into the Trust Account as an Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until December 29, 2023. Each such contribution will be deposited in the Trust Account no later than one (1) business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of [•], 2023, there was approximately $[•] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such Business Combination will be approximately $[•] per share as opposed the approximately $[•] per share to be redeemed upon April 29, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Extension. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved. The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate. Each of the Charter Amendment Proposal and Trust Amendment Proposal are more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment or the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of public shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[•] million of marketable securities as of March [•], 2023. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment and the Trust Amendment, at the latest, December 29, 2023.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the special meeting (or [•], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If both the Charter Amendment Proposal and Trust Amendment Proposal are not approved and the Company does not consummate a Business Combination by April 29, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

Subject to the foregoing, the affirmative vote of the holders of at least 65% of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units, will be required to approve the Charter Amendment Proposal and Trust Amendment Proposal. Our Board will abandon and not implement the Charter Amendment and Trust Amendment unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [•], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal.

Enclosed is the proxy statement containing detailed information concerning the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

[●], 2023	By: LAVA Medtech Acquisition Corp.

/s/ Anthony Natale
Anthony Natale
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Special meeting of Stockholders to be held on [•], 2023: This notice of meeting, the accompanying proxy statement are available at https://www.cstproxy.com/[•].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [•], 2023, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

LAVA MEDTECH ACQUISITION CORP.

303 Wyman Street, Suite 300

Waltham, MA 02451

2023 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2023

PROXY STATEMENT

The 2023 special meeting of stockholders (the “special meeting”) of LAVA Medtech Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [•] a.m., Eastern time, on [•], 2023. The special meeting will be held virtually, at https://www.cstproxycom/[•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

Proposal 1	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to eight (8) times for an additional one (1) month each time from April 29, 2023 (i.e., the date that is 18 months from the consummation of its initial public offering (the “IPO”)) to December 29, 2023 (the “Extension” and such date, the “Extended Date”); provided that the Company’s sponsor, LAVA Medtech Sponsor LP (the “Sponsor”) (or its designees) must deposit into the Company’s trust account (the “Trust Account”) an Extension Payment (as defined below) (we refer to this amendment as the “Charter Amendment”, and we refer to this proposal as the “Charter Amendment Proposal” ).

Proposal 2

A proposal to amend the Company’s investment management trust agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) (the “Trust Agreement”), allowing the Company to extend the Combination Period up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 by depositing into the Trust Account, for each one-month extension, the lesser of (a) $[●] and (b) $[●] for each public share (as defined below) that is not redeemed (each, an “Extension Payment”) (we refer to this amendment as the “Trust Amendment”, and we refer to this proposal as the “Trust Amendment Proposal”).

The proposals are more fully described in this proxy statement.

This proxy statement is dated [•], 2023, and is first being mailed to stockholders on or about that date.

In the IPO, the Company issued and sold to the public, units comprised of shares of common stock (each of such shares, referred to as a “public share”) and warrants in a private placement to the Sponsor. Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The purpose of the Charter Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”).

The Company’s IPO prospectus and charter provided that the Company initially had until April 29, 2023 (the date which was 18 months after the consummation of the IPO) to complete a Business Combination. The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before April 29, 2023 to complete a Business Combination. The sole purpose of the Charter Amendment is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period from April 29, 2023 (i.e., the date that is 18 months from the consummation of the IPO) up to eight (8)  times for an additional one (1) month each time to December 29, 2023 (i.e., the Extended Date). Therefore, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have until up to the Extended Date to consummate a Business Combination. The Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees) will contribute to the Company for each one-month extension, a contribution equal to the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed (each, a “Contribution”), as a loan for the Company to deposit the fund into the Trust Account as an Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until December 29, 2023. Each such contribution will be deposited in the Trust Account no later than one (1) business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of [●], 2023, there was approximately $[●] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such Business Combination will be approximately $[●] per share as opposed the approximately $[●] per share to be redeemed upon April 29, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal and Trust Amendment Proposal. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved. The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate. Each of the Charter Amendment Proposal and Trust Amendment Proposal are more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment or the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of public shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of March [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment and the Trust Amendment, at the latest, December 29, 2023 (subject to valid one-month extensions having been made).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If both the Charter Amendment Proposal and Trust Amendment Proposal are not approved and the Company does not consummate a Business Combination by April 29, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

Subject to the foregoing, the affirmative vote of the holders of at least 65% of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units, will be required to approve the Charter Amendment Proposal and Trust Amendment Proposal. Our Board will abandon and not implement the Charter Amendment and Trust Amendment unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate any acquisition or other business combination and any other statements that are not statements of current or historical facts. These statements are based on management’s current expectations, but actual results may differ materially due to various factors, including, but not limited to:

●	we are a blank check company with no revenue or basis to evaluate our ability to select a suitable business target;

●	we may not be able to select an appropriate target business or businesses and complete our initial business combination in the prescribed time frame;

●	our expectations around the performance of a prospective target business or businesses may not be realized;

●	we may not be successful in retaining or recruiting required officers, key employees or directors following our initial business combination;

●	our officers and directors may have difficulties allocating their time between us and other businesses and may potentially have conflicts of interest with our business or in approving our initial business combination;

●	we may not be able to obtain additional financing to complete our initial business combination or reduce the number of stockholders requesting redemption;

●	we may issue our shares to investors in connection with our initial business combination at a price that is less than the prevailing market price of our shares at that time;

●	you may not be given the opportunity to choose the initial business target or to vote on the initial business combination;

●	Trust Account funds may not be protected against third party claims or bankruptcy;

●	an active market for our public securities’ may not develop and you will have limited liquidity and trading;

●	the availability to us of funds from interest income on the Trust Account balance may be insufficient to operate our business prior to the business combination;

●	our financial performance following a business combination with an entity may be negatively affected by their lack of an established record of revenue, cash flows and experienced management.

The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” below and in our most recent Annual Report on Form 10-K filed with the SEC on April 5, 2022. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On October 29, 2021, the Company consummated its IPO (including the exercise of the over-allotment option in full by the Company’s underwriters in the IPO (the “Underwriters”)) from which it derived gross proceeds of $115,000,000. Prior to the Company’s IPO, the Sponsor purchased 2,875,000 shares of Common Stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.009 per share. Simultaneously with the closing of our IPO, we consummated a private placement in which we issued 8,175,000 private placement warrants to the Sponsor of at a price of $1.00 per private placement warrant. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date is April 29, 2023 (i.e., 18 months from the consummation of the IPO, or the Combination Period)

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period up to eight (8) times for an additional one (1) month each time up to December 29, 2023 (i.e., 26 months from the consummation of the IPO), provided that, for each one-month extension, an Extension Payment equal to the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed is deposited into the Trust Account on or prior to the date of the same applicable deadline.

Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date so it may consummate a Business Combination. Therefore, the Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.	To amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the Combination Period up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 (i.e., for a period of time ending 26 months from the consummation of its initial public offering), provided that the Sponsor (or its designees) must deposit into the Trust Account for each one-month extension funds equal to the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed.

2.	To amend the Company’s investment management trust agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the Combination Period up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 by depositing into the Trust Account for each one-month extension, the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed.

What is the purpose of the Charter Amendment and Trust Amendment?

The purpose of the Charter Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a Business Combination.

Approval of the Charter Amendment Proposal and Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, any holder of shares of the Company’s common stock sold in the IPO may demand that the Company have such shares redeemed for cash. If so demanded, the Company shall promptly redeem such shares for cash at a per share price equal to the quotient determined by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any).

The Company will not proceed with the Charter Amendment if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved and the Company has not consummated a Business Combination, by April 29, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Sponsor has waived its rights to liquidating distributions from the Trust Account with respect to its shares of common stock. As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

Why is the Company proposing the Charter Amendment Proposal and Trust Amendment Proposal?

The Company’s existing charter and Trust Agreement currently provide that the Company must return the IPO proceeds held in trust of the public shares if the Company does not consummate a Business Combination by April 29, 2023 (i.e., 18 months from the consummation of the IPO). However, our Board currently believes that there will not be sufficient time before April 29, 2023 to complete a Business Combination.

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. Upon preparation of a Combination Proxy Statement, the Company intends to hold another stockholders’ meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.

Why should I vote for the Charter Amendment Proposal and Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company must complete a Business Combination until the Extended Date.

The Charter Amendment and Trust Amendment would give the Company the time and opportunity to complete a Business Combination.

The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before April 29, 2023, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and funds on pursuing a Business Combination, circumstances warrant providing those who believe they might find a Business Combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Charter Amendment Proposal and Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any public shares owned by them) in favor of the proposals.

The Sponsor is not entitled to redeem the Founder Shares. With respect to any shares purchased on the open market by the Sponsor and the Company’s directors and their respective affiliates, such public shares may be redeemed.

In addition, the Sponsor or the Company’s or a potential target’s, executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposal and Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposal and Trust Amendment Proposal. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposal, the Board has determined that the proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal.

What vote is required to adopt the Charter Amendment Proposal and Trust Amendment Proposal?

Approval of each of the Charter Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units, on the record date.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What happens if I sell my Common Stock or units of the Company before the special meeting?

The [•], 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent security of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your shares of Common Stock prior to the record date, you will have no right to vote those shares at the special meeting.

What if I do not want to vote for the Charter Amendment Proposal and Trust Amendment Proposal?

If you do not want the Charter Amendment Proposal and Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination.

What happens if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, and we do not consummate an initial business combination by April 29, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination within the Combination Period. However, if our Sponsor, officers and directors acquire public shares, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if we fail to complete our initial business combination within the Combination Period.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the $2,200,000 of proceeds held outside the Trust Account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay taxes, we may request the Trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

The Company will continue its efforts to identify a suitable target company, negotiate favorable terms and complete a Business Combination until the Extended Date.

The Company is seeking approval of the Charter Amendment Proposal and Trust Amendment Proposal because the Company will not be able to complete an initial Business Combination prior to April 29, 2023. If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will seek stockholder approval of a Business Combination. If stockholders approve a Business Combination (which approval will be solicited at a future date at a special meeting different than the meeting addressed by this proxy statement), the Company expects to consummate a Business Combination as soon as possible following stockholder approval.

Upon approval by holders of at least 65% the Common Stock (including those shares held as a constituent security of our units) outstanding as of the record date of the Charter Amendment Proposal and Trust Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock, and public warrants will remain publicly traded.

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the removal from the Trust Account of an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares, which will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s Common Stock held by our initial stockholders through the Founder Shares.

Would I still be able to exercise my redemption rights if I vote against a Business Combination?

Yes. Assuming you are a stockholder as of the record date for voting on a Business Combination, you will be able to vote on a Business Combination when it is submitted to stockholders. If you disagree with a Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination, subject to any limitations set forth in the charter.

When and where is the special meeting?

The special meeting will be held at [●] a.m. Eastern time, on [●], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/[●] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the meeting telephonically by dialing [•] (toll-free within the United States and Canada) or [•] (outside of the United States and Canada, standard rates apply). The passcode for telephone access is [•], but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the Special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

As a registered stockholder, you received a Proxy Card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone # or e-mail address below. Continental Stock Transfer & Trust Company support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on [●], 2023 at [●] a.m. ET (4 business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/[●], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control # and will also be prompted to enter your control # if you vote during the meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact Continental Stock Transfer & Trust Company to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote Continental Stock Transfer & Trust Company will issue you a guest control number with proof of ownership. Either way you must contact Continental Stock Transfer & Trust Company for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing [•] (toll-free), within the U.S. and Canada, or [•] (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [•]. This is listen only, you will not be able to vote or enter questions during the meeting.

How do I vote?

If you are a holder of record of Company Common Stock, including those shares held as a constituent security of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company Common Stock, including those shares held as a constituent security of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 303 Wyman Street, Suite 300, Waltham, MA 02451, ((781) 530-3868, Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The proposal for the approval of the Charter Amendment Proposal and Trust Amendment Proposal, however, is a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the non-routine or “non-discretionary” proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock on the record date, including those shares held as a constituent security of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s Common Stock, including those shares held as a constituent security of our units, at the close of business on [●], 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 14,375,000 shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Founder Shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Charter Amendment or Trust Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Charter Amendment or the Trust Amendment under the DGCL.

What happens to the Company’s warrants if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

If the Charter Amendment Proposal or Trust Amendment Proposal is not approved, the Company will not have sufficient time to complete a business combination. If we do not consummate an initial business combination by April 29, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and the Company’s public warrants and private placement warrants will expire worthless.

How do I redeem my shares of Company Common Stock?

If the Charter Amendment and the Trust Amendment are implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the approval of the Charter Amendment and Trust Amendment by the Company’s stockholders, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EDT on [●], 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment, Trust Amendment and Election.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal and Trust Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on [●], 2023, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Tumulty, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal and Trust Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal and Trust Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal and Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal and Trust Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares, public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company Common Stock?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Advantage Proxy’s customary fees. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

LAVA Medtech Acquisition Corp.

303 Wyman Street, Suite 300

Waltham, MA 02451

Telephone: (781) 530-3868

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

PO Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our most recent Annual Report on Form 10-K filed with the SEC on April 5, 2022, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K and other filings with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete an initial business combination.

Approving the Charter Amendment Proposal involves a number of risks. Even if both the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment is implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem public shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Charter Amendment Proposal, the Turst Amendment Proposal and/or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of shares of the Common Stock on the open market. The price of shares of the Common Stock may be volatile, and there can be no assurance that stockholders will be able to dispose of shares of the Common Stock at favorable prices, or at all.

The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent our initial business combination.

CFIUS has authority to review direct or indirect investments whereby a foreign person acquires “control” over or, for more sensitive businesses involving critical technology, critical infrastructure, and sensitive personal data, certain types of non-controlling rights in U.S. businesses. Some transactions within the jurisdiction of CFIUS trigger a mandatory CFIUS filing requirement. Otherwise, notifying CFIUS of a transaction within its jurisdiction is voluntary. CFIUS can reach out to parties to transactions within its jurisdiction that did not notify CFIUS and request that the parties submit a CFIUS notice and can self-initiate national security reviews. If CFIUS identifies national security concerns in connection with its review of an investment, CFIUS has the power to impose measures to mitigate such concerns and, in extreme cases, require the foreign person to divest of the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, whether the investor/acquiror of the U.S. business is a “foreign person” or “foreign entity,” the nature and structure of the transaction, the level of beneficial ownership interest being acquired, and the nature of any information or governance rights acquired by the foreign investor. Each of the Executive Vice President and Chief Financial Officer of the Company is a non-U.S. person. One of the directors of the Company may be deemed to be a non-U.S. person. The Sponsor of the Company is controlled by its general partner, Lava Medtech Manager LLC, a Delaware limited liability company. U.S. nationals own a majority of the membership interests of LAVA Medtech Manager LLC. Certain of the Sponsor's non-controlling limited partners are non-U.S. persons. We do not believe that the Company will be a “foreign entity” under the CFIUS regulations, but we cannot predict whether CFIUS would treat the Company as a foreign person/entity or whether CFIUS would consider our initial business combination as a covered transaction.

Our initial business combination may be subject to CFIUS review, depending on the ultimate share ownership of the combined company following our business combination and other factors. As a result, the pool of potential targets with which we could complete an initial business combination may be limited. If we think the risk that our initial business combination will trigger a mandatory CFIUS filing is low and that our initial business combination otherwise does not raise sensitive national security concerns, we may determine to proceed with the transaction without notifying CFIUS and risk CFIUS intervention before or after closing the transaction. The time necessary for CFIUS review of the transaction or a decision to delay or prohibit the transaction may prevent our initial business combination from occurring within the applicable time period required under our Amended and Restated Certificate of Incorporation. If we are unable to consummate our initial business combination within the applicable time period required under our Amended and Restated Certificate of Incorporation, we will be required to wind up, redeem and liquidate. In such event, our stockholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through our initial business combination. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares of Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). On December 27, 2022, the Treasury issued interim guidance on the Excise Tax in Notice 23-02. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. The IR Act applies only to repurchases that occur after December 31, 2022.

If the deadline for us to complete a business combination (currently April 29, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. If the deadline for us to complete a Business Combination is not extended and we do not complete or initial Business Combination on or before April 29, 2023, we will be required to redeem our public shares following such date. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with a business combination would depend on a number of factors, including (1) the fair market value of the redemptions and repurchases in connection with the Business Combination, (2) the structure of the Business Combination, (3) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (4) the content of regulations and other additional guidance from the Treasury, if any. In addition, because the Excise Tax may be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.

The ability of our public stockholders to exercise redemption rights in connection with the effectiveness of the Charter Amendment with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to the charter and subject to the Redemption Limitation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash in connection with the effectiveness of the Charter Amendment. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our shares of common stock. As a result, you may be unable to sell your common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares in connection with the effectiveness of the Charter Amendment.

In the event the Charter Amendment Proposal and Trust Amendment are approved and we amend our charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our common stock, units and warrants are listed on the Nasdaq Global Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our common stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the charter, in the event the Charter Amendment Proposal is approved and the charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our charter pursuant to the Charter Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are and will be subject to laws and regulations enacted by national, regional and local governments and, potentially, foreign jurisdictions. In particular, we will be required to comply with certain SEC and other legal requirements, the Business Combination may be contingent on our ability to comply with certain laws and regulations and the post-closing combined may be subject to additional laws and regulations. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to complete the Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities.

In addition, we would be subject to burdensome compliance requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

To that end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to our Investment Management Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term, we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act.

The SPAC Rule Proposals (as defined above) under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although the SPAC Rule Proposals, including the proposed safe harbor rule, have not yet been adopted, and may be adopted in a revised form, the SEC has indicated that there are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule.

Notwithstanding whether or not the SPAC Rule Proposals are adopted by the SEC, we may be deemed to be an investment company under the Investment Company Act. As a SPAC, we were formed for the sole purpose of completing an initial business combination by April 29, 2023 (i.e., 18 months from the closing of our IPO). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of our IPO, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we will liquidate the securities held in the Trust Account prior to the end of the 24-month period after the effective date of our IPO registration statement, or October 29, 2023, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation. Further, if we do not invest the proceeds held in the Trust Account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the Trust Account and instead held such funds in cash.

We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination. In such circumstances, we would expect to abandon our efforts to complete the Business Combination and liquidate the Trust Account. If we are unable to complete our initial business combination within the required time period and are required to liquidate the Trust Account, our public stockholders may receive only approximately $[●] per share (based on the amount in the Trust Account as of [●], 2023), or less in certain circumstances, on the liquidation of our Trust Account, and our public warrants and private placement warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in Future Health and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.

In order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or September 9, 2023, instruct the trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of the Business Combination or our liquidation. Any decision to hold all funds in the Trust Account in cash would likely reduce the amount our public stockholders would receive upon any redemption or liquidation.

While the funds in our Trust Account may only be invested in U.S. government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or September 9, 2023, instruct the trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of the Business Combination or our liquidation in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act. Any decision to hold all funds in the Trust Account in cash, combined with any permitted withdrawals of interest held in the Trust Account to pay our taxes, would likely reduce the effective yield on the amounts in the Trust Account and the amount our public stockholders would receive upon any redemption or liquidation.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special meeting

The 2023 special meeting will be held at [●] a.m., Eastern time, on [●], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[●].

Stockholders are being asked to vote on the following proposals:

1. To the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 (i.e., for a period of time ending 26 months from the consummation of its initial public offering), provided that the Sponsor (or its designees) must deposit into the Trust Account, for each one-month extension, the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed.

2. To amend the Company’s investment management trust agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to (a) extend the Combination Period up to eight (8) times for an additional one (1) month each time from April 29, 2023 to December 29, 2023 by depositing into the Trust Account for each one-month extension, the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed.

Voting Power; Record Date; Quorum

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our Common Stock, including as a constituent security of a unit, at the close of business on [●], 2023, the record date for the special meeting. You will have one vote per proposal for each share of Common Stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 14,375,000 outstanding shares of Common Stock entitled to vote, of which 2,875,000 were Founder Shares. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the special meeting of the holders of 7,187,501 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Votes Required

Approval of the Charter Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s Common Stock outstanding on the record date, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units.

If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want the proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal and Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Anthony Natale and Vasco Larcina to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposal presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Charter Amendment Proposal and Trust Amendment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc., at 1-877-870-8565 (call toll-free), or by sending an email to ksmith@advantageproxy.com. Banks and Brokerage Firms may call collect at: 1-206-870-8565.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at LAVA Medtech Acquisition Corp. 303 Wyman Street, Suite 300, Waltham, MA 02451 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special meeting

Only holders of Common Stock, their proxy holders and guests the Company may invite, may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposal being presented to stockholders at the special meeting. The Company has agreed to pay the proxy solicitor customary fees. The Company will also reimburse our proxy solicitor for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact our proxy solicitor at:

Advantage Proxy, Inc.

PO Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposal to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of 2023 Special meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 303 Wyman Street, Suite 300, Waltham, MA 02451. Our telephone number at such address is (781) 530-3868.

BACKGROUND

The Company

We are a Delaware blank check company incorporated on March 31, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our principal executive offices are located at 303 Wyman Street, Suite 300, Waltham, MA 02451. There are currently 14,375,000 shares of our Common Stock issued and outstanding.

On October 29, 2021, we consummated our IPO of 11,500,000 units at a price of $10.00 per unit generating gross proceeds of $115,000,000. Each unit issued in our initial public offering was comprised of one share of our common stock and one-half of one redeemable warrant. Each whole warrant is exercisable for one share of common stock at a price of $11.50 per full share and will become exercisable 30 days after the completion of our initial business combination.

Simultaneously with the closing of the IPO, we consummated the sale of 8,175,000 private placement warrants at a price of $1.00 per warrant in a private placement to the Sponsor, generating gross proceeds of $8,175,000. The private placement warrants are substantially similar to the warrants issued in our IPO except that (1) the private placement warrants (including the shares of common stock issuable upon exercise thereof) are subject to certain transfer restrictions, and the holders thereof are entitled to certain registration rights; (2) the private placement warrants will not be redeemable by us; and (3) the private placement warrants may be exercised by the holders on a cashless basis.

A total of $117,875,000 comprising the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the private placement warrants, was placed in the Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee. The Trust Account is and will remain invested in U.S. government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations until the earlier of (i) the consummation of our initial business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

You are not being asked to vote on a Business Combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of March 20, 2023.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
LAVA Medtech Sponsor LP(3)	-	-	2,875,000	100%	20%
LAVA Medtech Manager LLC(3)	-	-	2,875,000	100%	20%
Anthony Natale	-	-	-	-	-
Richard Emmitt	-	-	-	-	-
Gerry Brunk	-	-	-
Daniel Hetu	-	-	-	-	-
Vasco Larcina	-	-	-	-	-
Peter van der Velden	-	-	-	-	-
Fritz A. LaPorte	-	-	-	-	-
All directors and executive officers as a group (7 individuals)	-	-	2,875,000	100%	20%
Other 5% Holders
Castle Creek Arbitrage, LLC(4)	600,000	5.2%	-	-	4.2%
Beryl Capital Management LLC(5)	998,998	8.7%	-	-	6.9%
Periscope Capital Inc.(6)	770,515	6.7%	-	-	5.4%
Polar Asset Management Partners Inc.(7)	747,554	6.5%	-	-	5.2%
Saba Capital Management LLC(8)	1,073,662	9.3%	-	-	7.5%
Shaolin Capital Management LLC(9)	700,000	6.1%	-	-	4.9%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 303 Wyman Street, Suite 300 Waltham, MA 02451.

(2)	Interests shown consist solely of founder shares, classified as Class B common stock. Such shares will automatically convert into Class A common stock concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment, as described in the Company’s IPO prospectus and Charter.

(3)	LAVA Medtech Sponsor LP, our Sponsor, is the record holder of such shares. LAVA Medtech Manager LLC is the General Partner of LAVA Medtech Sponsor LP. Consequently, LAVA Medtech Manager LLC may be deemed the beneficial owner of the shares held by LAVA Medtech Sponsor LP, as applicable, and share voting and dispositive control over such securities.

(4)	According to a Schedule 13G/A jointly with the SEC on February 13, 2023 by Castle Creek Arbitrage, LLC, a Delaware limited liability company (“Castle Creek”), Mr. Allan Weine, the principal beneficial owner of Castle Creek Arbitrage, LLC and a United States citizen, CC ARB West, LLC, a Delaware limited liability company, and CC Arbitrage, Ltd., a Cayman Island Company (collectively, the “Castle Creek Filers”), as of December 31, 2022, Castle Creek and Mr. Weine had shared voting power and shared dispositive shower with respect to 600,000 shares of our Class A common stock, CC ARB West, LLC had shared voting power and shared dispositive power with respect to 453,300 shares of our Class A common stock, and CC Arbitrage, Ltd. Had shared voting power and shared dispositive power with respect to 146,700 shares of our Class A common stock. The business address of the Castle Creek Filers is 111 W. Beaver Creek Blvd PO Box 3500 Avon, CO 81620.

(5)	According to a Schedule 13G/A filed jointly with the SEC on February 11, 2022 by Beryl Capital Management LLC (“Beryl”), a Delaware limited liability company, Beryl Capital Management LP (“Beryl GP”), a Delaware limited partnership, Beryl Capital Partners II LP (the “Beryl Partnership”), a Delaware limited partnership, and David A. Witkin, a United States citizen (collectively, the “Beryl Filers”), as of December 31, 2021, Berly, Beryl GP and Mr. Witkin had shared voting power and shared dispositive power with respect to 998,998 shares of our Class A common stock, and Beryl Partnership had shared voting power and shared dispositive power with respect to 896,496 shares of our Class A common stock. The business address of the Beryl Filers is 611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277.

(6)	According to a Schedule 13G filed on February 13, 2023 by Periscope Capital Inc. (“Periscope”), a company incorporated in Canada, Periscope had shared voting power and shared dispositive power with respect to 770,515 shares of out Class A common stock as of December 31, 2022. The business address of Periscope Capital Inc. is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(7)	According to a Schedule 13G filed on February 9, 2022 by Polar Asset Management Partners Inc. (“Polar”), a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to shares of our Class A common stock directly held by PMSMF, Polar had sole voting power and sole dispositive power with respect to 747,554 shares of our Class A common stock as of December 31, 2021. The business address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(8)	According to a Schedule 13G filed jointly with the SEC on May 13, 2022 by Saba Capital Management, LP, a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”) and Mr. Boaz R. Weinstein, a United States citizen (the “Saba Filers”), the Saba Filers had shared voting power and shared dispositive power with respect to 1,073,662 shares of our Class A common stock as of May 3, 2022. The address of the business office of each of Saba Capital, Saba GP and Mr. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174..

(9)	According to a Schedule 13G filed on February 14, 2023 by Shaolin Capital Management LLC,a Delaware limited liability company, Shaolin Capital Management LLC had sole voting power and dispositive power with respect to these shares as of December 31, 2022. The business address of Shaolin Capital Management LLC is 230 NW 24th Street, Suite 603, Miami, FL 33127.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT

The Charter Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a Business Combination on a monthly basis up to the Extended Date.

The Company’s charter provides that the Company has until April 29, 2023 (the date which is 18 months after the consummation of the IPO) to complete a Business Combination. In the event that the Company does not consummate a Business Combination by April 29, 2023, the Company shall (i) cease all operations except for the purpose of winding up, and (ii) redeem 100% of the public shares, and (iii) dissolve and liquidate as promptly as possible following such redemption.

The sole purpose of the Charter Amendment Proposal is to provide the Company with sufficient time to satisfy the conditions to complete a Business Combination as there is not currently sufficient time to complete a Business Combination.

The Board currently believes that there will not be sufficient time before March 28, 2023 to complete the QTI Business Combination.

A copy of the proposed second amendment to the Company’s existing charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provide that the Company has until April 29, 2023 (i.e., 18 months from the consummation of the IPO) to complete a Business Combination. The Charter Amendment Proposal seeks to allow for the Combination Period to be extended up to eight (8) times for an additional one (1) month each time from April 29, 2023 up to December 29, 2023 (i.e., 26 months from the consummation of the IPO).

If the Charter Amendment Proposal is not approved and the Company does not consummate a Business Combination by April 29, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

If the Charter Amendment Proposal is approved together with the Trust Amendment, the Sponsor will have the right to extend the Combination Period up to eight (8) for an additional one (1) month each time, from April 29, 2023 to December 29, 2023.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees) will contribute to the Company for each one-month extension, a Contribution into the Trust Account as an Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until December 29, 2023. Each Contribution will be deposited in the Trust Account no later than one (1) business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of [●], 2023, there was approximately $[●] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination will be approximately $[●] per share as opposed the approximately $[●] per share to be redeemed upon April 29, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal and Trust Amendment Proposal. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved, or the Extension is not implemented. The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate.

The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before April 29, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

If the Charter Amendment Proposal is Not Approved

If the Charter Amendment Proposal is not approved and the Company does not consummate a Business Combination by April 29, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

If the Charter Amendment Proposal is Approved

If the Charter Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination on a monthly basis until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

If the Charter Amendment Proposal is approved together with the Trust Amendment Proposal, and the Company extends the Combination Period to December 29, 2023, with up to eight (8) one (1) month extensions, the additional redemption amount added to the Trust Account for each monthly extension will be approximately $[●] per share, assuming no redemptions.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal and before payment of the Contributions if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the $[●] million (including interest but less the funds used to pay taxes) that was in the Trust Account as of [●], 2023. However, the Company will not proceed with the extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Charter Amendment is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees) will contribute to the Company for each one-month extension, a Contribution into the Trust Account as an Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until December 29, 2023. Each Contribution will be deposited in the Trust Account no later than one (1) business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of March [●], 2023, there was approximately $[●] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination will be approximately $[●] per share as opposed the approximately $[●] per share to be redeemed upon April 29, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal and Trust Amendment Proposal. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved, or the Extension is not implemented. The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON [●], 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern time, on [●], 2023, (a) submit a written request to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind-(mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the Trust Account as of [●], 2023, this would amount to approximately $[●] per share. The closing price of the common stock on [•], 2023, the most recent closing price, was $[•].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Charter Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, U.S. Holders subject to special accounting rules under Section 451(b) of the Code, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Charter Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Charter Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A U.S. Holder includes an individual who satisfies the substantial presence test. The substantial presence test is satisfied if an individual is physically present in the U.S. for at least 31 days during the current year, and 183 days during the 3-year period that includes the current year and the 2 years immediately before that, counting (1) all the days such individual was present in the current year, (2) 1/3 of the days such individual was present in the prior year, and (3) 1/6 of the days such individual was present in the year before that. An exception may apply under certain conditions if the individual is present for fewer than 183 days in the taxable year and has a tax home in and a closer connection with a foreign country than with the United States. Other exceptions may apply, including tax treaty based exceptions.

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Charter Amendment is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of the corporation may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S.

Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is not a U.S. Holder.

If a redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as a Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

●	such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

●	the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

The Excise Tax on Certain Stock Repurchases May Apply to the Company

On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

Any redemption or other repurchase that occurs after December 31, 2022, in connection with an initial business combination may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete an initial business combination and in the Company’s ability to complete an initial business combination.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Charter Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable special or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units, is required to approve the Charter Amendment. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented, then the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, our Sponsor and the Company’s directors and executive officers beneficially owned shares of common stock approximately 20.0% of the Company’s issued and outstanding common stock.

In addition, the Sponsor, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Charter Amendment and Trust Amendment are not approved and the Company does not consummate a Business Combination by April 29, 2023, in accordance with our charter, the 8,175,000 private placement warrants that the Sponsor paid $8,175,000 for will be worthless as they will expire;

●	If an initial business combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 2,875,000 Founder Shares currently held by the Sponsor or its affiliates, which were acquired prior to the IPO, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $[●] million based on the closing price of $[●] per share of the Company’s Common Stock on the Nasdaq Global Market as of [●], 2023;

●	The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.25 per public share, and we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company;

●	Because of these interests, the Sponsor could benefit from the completion of a Business Combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Company’s Common Stock declined to $5.00 per share after the close of the business combination, Company’s public stockholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Company’s Sponsor would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Company’s Sponsor can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company;

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a Business Combination is not completed;

●	If an initial Business Combination is not completed, the Sponsor (or an affiliate) will lose an aggregate of approximately $[●] million, comprised of the following:

●	approximately $[●] million (based on the closing price of $[●] per share of the Company’s Common Stock on the Nasdaq Global Market as of [●], 2023) of the 2,875,000 Founder Shares the Sponsor (or its affiliate) holds; and

●	approximately $[●] (based on the closing price of $[●] per public warrant on the Nasdaq Global Market as of [●], 2023) of the 8,175,000 private placement warrants that the Sponsor holds.

You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the applicable termination date.

In connection with the Charter Amendment Proposal, public stockholders may make the Election to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of March [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the applicable termination date. The Sponsor and our other initial stockholders, own an aggregate of 2,875,000 Founder Shares, that were issued prior to our IPO and the Sponsor owns 8,175,000 private placement warrants that it purchased in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the special meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of March [●], 2023, there was approximately $[●] million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company has the right to extend the Combination Period to December 29, 2023 (subject to valid one-month extensions having been made), the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation (assuming no public shares were redeemed) will be approximately $[●] per share (without taking into account any subsequently earned interest), in comparison to a redemption price of $[●] per share under the current provisions in the Company’s existing Charter if the company is required to liquidate.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, the Company will dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our public warrants and private placement warrants will expire worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment Proposal.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 – THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment would amend our existing Trust Agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to eight (8) times for an additional one (1) month each time from April 29, 2023 to December 29, 2023 by depositing into the Trust Account, for each one-month extension, an Extension Payment equal to the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the Combination Period from April 29, 2023 up to eight (8) times for an additional one (1) month each time up to December 29, 2023 (i.e., 26 months from the consummation of the IPO), provided that an Extension Payment is deposited into the Trust Account on or prior to the date of the same applicable deadline.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Trust Amendment Proposal Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by April 29, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our public warrants and private placement warrants will expire worthless.

Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination within the Combination Period. However, if our Sponsor, officers and directors acquire public shares, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if we fail to complete our initial business combination within the Combination Period.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the $2,200,000 of proceeds held outside the Trust Account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay taxes, we may request the Trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment and the Trust Amendment are approved, the second amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Trust Amendment Proposal. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

All of the Company’s directors, executive officers and their affiliates, including the Sponsor, are expected to vote any Common Stock owned by them in favor of the Trust Amendment. On the record date, the Sponsor beneficially owned and were entitled to vote 2,875,000 Founder Shares, approximately 20.0% of the Company’s issued and outstanding Common Stock.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders.

The Company’s Board recommends that you vote “FOR” the Trust Amendment Proposal.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 303 Wyman Street, Suite 300, Waltham, MA 02451, (781) 530-3868, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files special, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment by contacting us at the following address or telephone number:

LAVA Medtech Acquisition Corp.

303 Wyman Street, Suite 300

Waltham, MA 02451

(781) 530-3868

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

PO Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LAVA MEDTECH ACQUISITION CORP.

LAVA Medtech Acquisition Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the corporation is LAVA Medtech Acquisition Corp. The corporation was originally incorporated pursuant to the DGCL on March 31, 2021, under the name of LAVA Medtech Acquisition Corp.

2. The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 31, 2021, and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was October 26, 2021.

3. The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on October 1, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to fund the Corporation’s working capital requirements, and/or to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 18 months from the closing of the Offering, provided that the Corporation may decide to extend the date by which it has to consummate a business combination (the “Deadline Date”) up to eight (8) times for an additional one (1) month each time (or up to 26 months from the closing date of the Offering), provided that LAVA Medtech LP (the “Sponsor”) (or its designees), in exchange for a non-interest bearing, unsecured promissory note, must deposit into the Trust Account for each one-month extension funds equal to the lesser of (a) $[●] and (b) $[●] for each Offering Share (as defined below) not redeemed, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete its initial Business Combination by the Deadline Date or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7) and, for purposes of this clause (iii), only with respect to the redemption of those Offering Shares that a stockholder properly elects to redeem. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of the Sponsor or officers or directors of the Corporation) are referred to herein as “Public Stockholders.” The gross proceeds from the issuance of such promissory notes pursuant to subpart (ii) above of this Section 9.1(b) will be added to the proceeds from the Offering to be held in the Trust Account and shall be used in accordance with this Article IX to fund the redemption of the Offering Shares that have not been previously redeemed.”

A-1

4. That thereafter, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [•], 2023.

Anthony Natale
Chief Executive Officer

A-2

ANNEX B

PROPOSED FIRST AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of                , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between LAVA Medtech Acquisition Corp., a Delaware corporation (the “Company”), having its principal office located at 303 Wyman Street, Suite 300, Waltham, MA 02451, and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 26, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of the Company held on [●], 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 (i.e., for a period of time ending 26 months from the consummation of its initial public offering); and (ii) a proposal to amend the Trust Agreement requiring the Company to deposit the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed into the Trust Account for each one-month extension from April 29, 2023; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company or by the Executive Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) 18 months after the closing of the Offering, provided that the Company may, but is not obligated to, extend the period of time to consummate its initial Business Combination up to eight (8) times by an additional one month each time (for a total of up to 26 months to complete its initial Business Combination); further provided that upon each one-month extension of the period of time to consummate an initial Business Combination, LAVA Medtech Sponsor LP (or its designees) must deposit into the Trust Account funds equal to the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed in exchange for a non-interest bearing, unsecured promissory note, and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; and provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2. A new Exhibit E is hereby added to the Trust Agreement to read as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account — Extension Letter

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between LAVA Medtech Acquisition Corp., a Delaware corporation (“Company”), and Continental Stock Transfer & Trust Company (“Trustee”), dated as of October 26, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from to                   (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

This Extension Letter shall serve as the notice required with respect to the extension prior to the applicable deadline.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[●], which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

LAVA MEDTECH ACQUISITION CORP.

By:
Anthony Natale

cc: RBC Capital Markets, LLC

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

LAVA MEDTECH ACQUISITION CORP.

By:
Name:	Anthony Natale
Title:	Chief Executive Officer

PROXY

LAVA MEDTECH ACQUISITION CORP.

303 Wyman Street, Suite 300

Waltham, MA 02451

2023 SPECIAL MEETING OF STOCKHOLDERS

[●], 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

LAVA MEDTECH ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2023 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[●], 2023:

THIS NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT

ARE AVAILABLE AT https://www.cstproxy.com/[●]

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of 2023 Special meeting of Stockholders (the “Special meeting”) and accompanying Proxy Statement, dated [●], 2023, in connection with the Special meeting to be held on [●], 2023 at [●] a.m., Eastern time, virtually at https://www.cstproxy.com/[●], and hereby appoints Anthony Natale and Vasco Larcina (each with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of LAVA Medtech Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL CONSTITUTING THE CHARTER AMENDMENT CONSISTING OF PROPOSAL 1 AND THE PROPOSAL CONSTITUTING THE TRUST AMENDMENT IN PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.

Important Notice Regarding the Availability of Proxy Materials for the Special meeting to be held on [●], 2023: This notice of meeting, the accompanying proxy statement are available at https://www.cstproxy.com/[●].

	FOR	AGAINST	ABSTAIN
Proposal 1 – Charter Amendment
Amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 (i.e., for a period of time ending 26 months from the consummation of its initial public offering), provided that the Sponsor (or its designees) must deposit into the Trust Account for each one-month extension funds equal to the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed.	☐	☐	☐

Proposal 2 – Trust Amendment
Amend the Company’s investment management trust agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to (a) extend the Combination Period up to eight (8) times for an additional one (1) month each time from April 29, 2023 to December 29, 2023 by depositing into the Trust Account for each one-month extension, the lesser of (a) $[●] and (b) $[●] for each public share that is not redeemed	☐	☐	☐

Date: _____________, 2023

Stockholder’s Signature

Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND PROPOSAL 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.